EXHIBIT 10(R-3)

                                    AMENDMENT
                                     TO THE
                  INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS
                              OF EMCOR GROUP, INC.


     This Amendment to the Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. (the "Plan") is made February 27, 2008.

     WHEREAS, pursuant to Section 7.1 of the Plan, the Plan may be amended by the Board of Directors of EMCOR Group, Inc. (the "Company"); and

     WHEREAS, on the date hereof, the Board of Directors of the Company unanimously voted pursuant to a motion duly made and seconded to amend the Plan.

     NOW THEREFORE, the Plan is hereby amended so that the second sentence of
Section 6.2(a) is amended by adding the following provision at end thereof "; provided, however, when value of a Participant's Phantom Stock Units is determined with reference to a Distribution Date which is the second anniversary of an Allocation Date referred to in clause (i) of the preceding sentence, such value shall be determined (A) with respect to Phantom Stock Unit awards made in respect of calendar year 2006, by multiplying the number of Phantom Stock Units in the Participant's Phantom Stock Unit Account by the higher of (x) the Fair Market Value of a share of Company Stock on March 5, 2009 and (y) the average of the closing price of a share of Company Stock on the New York Stock Exchange for each of the 10 trading days immediately following the day on which the Company files with the Securities and Exchange Commission its Form 10-K for 2008, and
(B) with respect to Phantom Stock Unit awards made in respect of calendar years subsequent to 2006 by multiplying the number of Phantom Stock Units in the Participant's Phantom Stock Unit Account by the average of the closing price of a share of Company Stock for each of the 10 trading days immediately following the day on which the Company files with the Securities and Exchange Commission its Form 10-K for the calendar year immediately preceding the second anniversary of the applicable Allocation Date."

     IN WITNESS WHEREOF, the undersigned has executed this Amendment on the date first written above.

                                         EMCOR GROUP, INC.


                                         By /S/ R. KEVIN MATZ
                                            ------------------------------------
                                            R. Kevin Matz
                                            Executive Vice President -
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